SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 21, 2011

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100

Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 802-1000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On April 21, 2011, Evolving Systems, Inc. (the “Company”) and NeuStar, Inc. (“NeuStar”) announced that they had entered into an asset purchase agreement whereby NeuStar would acquire the Company’s numbering business.  The Company held an investor conference call on April 21, 2011, to discuss the transaction.

A copy of the prepared script for the call is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, based on current expectations, estimates and projections that are subject to risk.  Specifically, statements about the Company’s plans and timetable for selling its numbering business, growth potential and future business following consummation of the transaction are forward-looking statements.  These statements are based on our expectations and are naturally subject to uncertainty and changes in circumstances.  Readers should not place undue reliance on these forward-looking statements, and the Company may not undertake to update these statements.  Actual results could vary materially from these expectations.  For a more extensive discussion of the Company’s business, and important factors that could cause actual results to differ materially from those contained in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2011, as well as subsequently filed Forms 10-Q, 8-K and press releases.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing a proxy statement and other relevant documents with the SEC.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION.  Investors will be able to obtain the proxy statement (when it is available) and other relevant documents filed with the SEC free of charge at the SEC’s website at www.sec.gov.  In addition, copies of the proxy statement and other documents filed by the Company with the SEC with respect to the proposed transaction may be obtained free of charge by directing a request to: Evolving Systems, Inc., 9777 Pyramid Ct., Suite 100, Englewood, CO 80112, Attn:  Anita T. Moseley, Secretary, 1-800-649-6562.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Information concerning the Company’s directors and executive officers is set forth in the Company’s preliminary proxy statement for the 2011 Annual Meeting of Stockholders, filed by the Company with the SEC on April 4, 2011.  Stockholders may obtain additional information regarding the interests of such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction by reading the proxy statement when it is filed with the SEC.

Item 9.01               Financial Statements and Exhibits

Exhibit Number	Description

99.1	Prepared script for Evolving Systems, Inc. investor conference call, held on April 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 21, 2011

Evolving Systems, Inc.

By:	/s/ ANITA T. MOSELEY
Anita T. Moseley
Sr. Vice President & General Counsel